EXHIBIT 99.1

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INC.                )    Case No. 04-10990
                              )
        Debtor.               )    Judge Drake
                              )
------------------------------


          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
    FOR THE PERIOD FROM SEPTEMBER 5, 2004 TO OCTOBER 2, 2004
    --------------------------------------------------------


Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                              /s/ Felton E. Parrish
                              -------------------------
                              Attorney for Debtor

Dated:    Atlanta, GA
          November 1, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INC.                )    Case No. 04-10990
                              )
        Debtor.               )    Judge Drake
                              )
------------------------------


          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
    FOR THE PERIOD FROM SEPTEMBER 5, 2004 TO OCTOBER 2, 2004
    --------------------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $36,406,000






I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 1st day of November 2004.     /s/ Barry F. Shea
                                   ---------------------------
                                   Barry F. Shea
                                   Executive Vice President-Chief
                                   Financial Officer

In re:    DAN RIVER INC.
          Case No. 04-10990


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                         October 2, 2004
                         (in thousands)


                             Assets
Current assets:
     Cash and cash equivalents                         $   3,055
     Accounts receivable (less allowances of $8,449)      54,200
     Inventories                                         128,868
     Assets held for sale				   5,617
     Prepaid expenses and other current assets             7,962
     Deferred income taxes                                 5,162
                                                       ---------
          Total current assets			         204,864

Property, plant and equipment                            404,957
     Less accumulated depreciation and amortization     (251,999)
                                                       ---------
          Net property, plant and equipment              152,958

Investment and advances to subsidiaries                    8,657

Other assets                                               7,717
                                                       ---------
                                                       $ 374,196
                                                       =========

In re:    DAN RIVER INC.
          Case No. 04-10990


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                         October 2, 2004
                         (in thousands)

              Liabilities and Shareholders' Equity

Current liabilities:

     Long-term debt currently due                      $ 100,358
     Accounts payable                                     10,943
     Due to subsidiaries                                   5,960
     Accrued compensation and related benefits            18,400
     Other accrued expenses                               10,772
                                                       ---------
          Total current liabilities			 146,433
     Deferred income taxes                                 5,162
     Other liabilities                                    22,383
                                                       ---------
     Total liabilities not subject to compromise         173,978

     Liabilities subject to compromise                   193,290

Shareholders' equity:
     Common stock                                            225
     Additional paid-in capital                          210,147
     Accumulated deficit                                (192,009)
     Accumulated other comprehensive loss                (11,226)
     Unearned compensation - restricted stock 	            (209)
                                                       ---------
          Total shareholders' equity                       6,928
                                                       ---------
                                                       $ 374,196
                                                       =========

In re:    DAN RIVER INC.
          Case No. 04-10990


                CONDENSED STATEMENT OF OPERATIONS
                           (UNAUDITED)

       For the Period September 5, 2004 to October 2, 2004
                         (in thousands)


Net sales                                              $  31,386
Cost of sales                                             31,127
                                                       ---------
Gross profit                                                 259
Selling, general and administrative expenses               3,798
Other operating costs, net (A)				   7,943
                                                       ---------
Operating loss                                           (11,482)
Other income, net                                            717
Interest expense                                            (845)
Equity in loss of subsidiaries				     (55)
                                                       ---------
Loss before reorganization items                         (11,665)
Reorganization items (B)                                  (1,598)
                                                       ---------
Net loss                                               $ (13,263)
                                                       =========



(A) Other operating costs, net consists of a $6,764,000 non-cash writedown of fixed assets and $1,179,000 for estimated severance and benefits relating to the closure of a finishing and sheet sewing facility in Danville, VA and a warehouse in Portsmouth, VA.

(B) Reorganization items includes $1,143,000 for professional fees relating to bankruptcy matters and $455,000 for expense related to the key employee retention program.

In re:    DAN RIVER INC.
          Case No. 04-10990

                CONDENSED STATEMENT OF CASH FLOWS
                           (UNAUDITED)

       For the Period September 5, 2004 to October 2, 2004
                         (in thousands)

Cash flows from operating activities:
Net loss                                               $ (13,263)
     Adjustments to reconcile net loss to net cash provided by operating activities:

     Noncash interest expense                                289
     Depreciation and amortization of property,
       plant and equipment                                 2,265
     Amortization of restricted stock compensation	      13
     Other operating costs, net                            7,943
     Equity in loss of subsidiaries			      55

Changes in operating assets and liabilities:
     Accounts receivable                                   3,582
     Inventories                                           1,506
     Prepaid expenses and other assets                     1,080
     Accounts payable and accrued expenses                  (235)
     Other liabilities                                       (22)
                                                       ---------
          Net cash provided by operating activities        3,213
                                                       ---------
Cash flows from investing activities:
     Capital expenditures				     (58)
     Proceeds from sale of assets                             12
                                                       ---------
          Net cash used by investing activities              (46)

Cash flows from financing activities:
     DIP credit facility - borrowings                     36,076
     DIP credit facility - payments			 (36,300)
     Payments of long-term debt                           (1,572)
                                                       ---------
          Net cash used by financing activities           (1,796)
                                                       ---------
Net increase in cash and cash equivalents                  1,371
Cash and cash equivalents at beginning of period           1,684
                                                       ---------
Cash and cash equivalents at end of period             $   3,055
                                                       =========

In re:    DAN RIVER INC.
          Case No. 04-10990



      MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                         (in thousands)


Accounts Receivable at Petition Date:   $55,992

Accounts Receivable Reconciliation                     Amount
----------------------------------                     ------
Net accounts Receivable at the Beginning of
  the Reporting Period                                 $ 57,781
PLUS: Current Month Sales, Net				 31,386
LESS: Collections During the Month from Customers       (36,761)
Other, Net						  1,794
Net Accounts Receivable at the End of the
  Reporting Period                                     $ 54,200


Accounts Receivable Aging				Amount
-------------------------                               ------
Current                                                $ 54,525
<30 Days Past Due                                         6,453
31 - 60 Days Past Due                                       797
60 -90 Days Past Due					    334
> 90 Days Past Due                                          540
Total Accounts Receivable				 62,649
Less: Reserves and Allowances                            (8,449)
Accounts Receivable (Net)                              $ 54,200

In re:    DAN RIVER INC.
          Case No. 04-10990



      MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
                         (in thousands)

Post-Petition Accounts Payable consists of the following:

Accounts Payable Aging (Post Petition Only)            Amount
-------------------------------------------            ------
0-30 Days                                              $  9,460
31 - 60 Days                                                277
61 - 90 Days                                                 55
Over 90 Days                                                  -
Other - Primarily Accruals for Goods & Services
  Received But Not Yet Invoiced                           1,151
Total Accounts Payable                                 $ 10,943


SECURED CREDITORS:
The Debtor made no payments to secured creditors except as otherwise permitted pursuant to Final Order, dated May 28, 2004, Authorizing Secured Post-Petition Financing on a Super Priority
Basis.

In re:    DAN RIVER INC.
          Case No. 04-10990

                INVENTORY AND FIXED ASSETS REPORT

INVENTORY REPORT (in thousands)

Inventory Balance at the Petition Date:  $141,758

Inventory Reconciliation                               Amount
Inventory Balance at Beginning of Period            $  130,684
PLUS: Purchases and Other Costs Added During Period     29,311
LESS: Inventory Used/Sold                              (31,127)
Inventory on Hand at End of Period                  $  128,868

Method of Costing Inventory:  first-in, first-out


FIXED ASSET REPORT (in thousands)

Fixed Assets Fair Market Value at petition Date:  unknown

Fixed Asset Reconciliation                              Amount
Fixed Asset BV at Beginning of Period                 $  163,077
LESS: Depreciation Expense                                (2,265)
PLUS: Additions                                               67
Other Activity (writedowns)                               (7,921)
Fixed Assets BV at End of Period                      $  152,958


Brief Description of Fixed Assets Purchased/Disposed of During
Period
Additions were generally for routine replacement items.

Pursuant to the "Order Establishing Procedures for Liquidating Non-Essential Assets Free and Clear of Liens, Claims, Encumbrances and Other Interests Through Either Auction or Private Sale" (entered May 28, 2004), the Debtor is permitted to sell assets that are valued at less than $250,000 individually in transactions not valued at more than $1,000,000. During the period, the Debtor received $138,621 in proceeds from sales of assets pursuant to this order, of which $12,000 represented proceeds from fixed assets held for sale.

In re:    DAN RIVER INC.
          Case No. 04-10990
                       MONTHLY TAX REPORT

                   TAXES PAID DURING THE MONTH

Name of Taxing Authority            Description       Amount
AR Dept. of Finance & Adm.       SWH                $      344
CA Dept. of Employ. Development  SWH                       390
FL Dept. of Revenue              Sales & Use                91
GA Dept. of Revenue              Sales & Use               599
GA Dept. of Revenue              SWH                    28,336
IL Dept. of Revenue              SWH                     1,285
IRS                              FICA & FWH          2,564,270
MS Bureau of Revenue             SWH                       810
NC Dept. of Revenue              SWH                    44,982
NC Dept. of Revenue              Sales & Use               495
NJ Division of Revenue           SWH                     2,581
NYC Dept. of Finance             Rent                   27,588
NYC Dept. of Finance             3rd Qtr Corp. Tax       2,300
NYS Corporation Tax              3rd Qtr Corp. Tax       3,700
NYS Employment Taxes             SWH                    43,662
OR Dept. of Revenue              SWH                       266
PA Dept. of Revenue              3rd Qtr Corp. Tax       3,900
Receiver General                 Canada GST Return      40,716
SC Dept. of Revenue              SWH                       839
SC Dept. of Revenue              Sales & Use               181
TN Dept. of Revenue              Sales & Use             1,176
VA Dept. of Revenue              SWH                   314,318
VA Dept. of Revenue              Sales & Use            12,804
Total Taxes Paid                                    $3,095,633

 *Pursuant to the Order Authorizing the Debtors to (A) Maintain
  Existing Bank Accounts and cash Management System, (B) Continue Use of Existing Business Forms, and (C) Continue Use of Existing Investment Guidelines, the Debtor has not opened new cash accounts for tax payments.

In re:    DAN RIVER INC.
          Case No. 04-10990

                       TAXES OWED AND DUE

Name of Taxing             Date       Description       Amount
Authority                 Payment
                            Due
AR Dept. of Finance &    10/8/2004 SWH                $     513
Adm.
AR Employment Security  10/31/2004 Unemployment               6
Dept.
CA State Board of        7/31/2005 Sales Tax                 24
Equalization
FL Dept. of Revenue     10/20/2004 Sales Tax                138
GA Dept. of Revenue     10/20/2004 Sales & Use Tax          572
GA Dept. of Revenue      10/6/2004 SWH                    9,012
GA Dept. of Labor       10/31/2004 Unemployment           5,965
IL Dept. of Revenue     10/15/2004 SWH                      641
IL Dept. of Employment  10/31/2004 Unemployment               8
Security
IRS                      10/6/2004 FICA & FWH           425,254
IRS                     10/31/2004 Unemployment           6,711
MS Bureau of Revenue     10/8/2004 SWH                      896
NC Dept. of Revenue     10/20/2004 Sales & Use Tax          560
NC Dept. of Revenue      10/6/2004 SWH                   14,782
NC Employment Security  10/31/2004 Unemployment          95,995
Comm.
NJ Division of Revenue   10/6/2004 SWH                      875
NY State Sales Tax       3/20/2005 Sales Tax                132
NYS Employment Taxes     10/6/2004 SWH                   15,344
NYS Employment Taxes    10/31/2004 Unemployment           1,019
OR Dept. of Revenue     10/31/2004 Unemployment              18
Receiver General         11/1/2004 Canada GST Return     48,513
SC Dept. of Revenue     10/20/2004 Sales & Use Tax           30
SC Dept. of Revenue     10/15/2004 SWH                      825
TN Dept. of Revenue     10/20/2004 Sales Tax                623
TN Dept. of Revenue     10/31/2004 Unemployment             318
TX Comptroller of        1/20/2005 Unemployment              61
Public Accts
VA Dept. of Taxation    10/20/2004 Sales Tax              1,466
VA Dept. of Taxation     10/6/2004 SWH                   93,871
VA Dept. of Taxation    10/20/2004 Use Tax               14,365
VA Employment Comm.     10/31/2004 Unemployment          55,481
Total Taxes Unpaid                                    $ 794,018

In re:    DAN RIVER INC.
          Case No. 04-10990


                    CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation liability, fire, theft, comprehensive, vehicle, health and life.

                 Type of Coverage                    Expiration
Property & Business Interruption                     6/30/05
Boiler & Machinery                                   6/30/05
Commercial General Liability                         6/1/05
General Liability - Brookneal Dam                    6/1/05
Automobile -All states except TX, Canada             6/1/05
Automobile - Texas                                   6/1/05
International Package                                6/1/05
Advertising Liability                                6/1/05
Umbrella - Excess                                    6/1/05
Motor Truck Cargo & Marine Cargo                     1/1/05
Canadian General Liability Policy                    6/1/05
Directors & Officers                                 11/20/04
Crime                                                11/20/04
Fiduciary Liability                                  11/20/04
Special Risk                                         11/20/04
Workers Comp Excess for VA & GA                      10/1/05
Workers Comp - AR, CA, FL, IL, MS, NJ, , NC, OR, TX  10/1/05
Workers Comp. TN                                     12/8/04
Workers Comp. NY                                     11/21/04
Health                                               1/1/05
Life Insurance                                       1/1/06
Long Term Disability                                 1/1/05
Basic Accident                                       1/1/06
Business Travel Accident                             12/31/04
Short Term Disability -NY                            12/31/04

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
THE BIBB COMPANY LLC          )    Case No. 04-10992
                              )
        Debtor.               )    Judge Drake
                              )
------------------------------


          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
    FOR THE PERIOD FROM SEPTEMBER 5, 2004 TO OCTOBER 2, 2004
    --------------------------------------------------------



Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                        /s/ Felton E. Parrish
                                        -------------------------
                                        Attorney for Debtor
Dated:    Atlanta, GA
          November 1, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
THE BIBB COMPANY LLC          )    Case No. 04-10992
                              )
        Debtor.               )    Judge Drake
                              )
------------------------------


          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
    FOR THE PERIOD FROM SEPTEMBER 5, 2004 TO OCTOBER 2, 2004
    --------------------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $0

The Debtor's only assets consist of idle real estate held for sale, with no book value. There was no activity during the reporting period.



I declare under penalty of perjury that this statement is true and correct to the best of my knowledge and belief.

This 1st day of November 2004.     /s/ Barry F. Shea
                                   --------------------------
                                   Barry F. Shea
                                   Executive Vice President-Chief
                                   Financial Officer

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER FACTORY STORES, INC.)    Case No. 04-10993
                              )
        Debtor.               )    Judge Drake
                              )
------------------------------


          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
    FOR THE PERIOD FROM SEPTEMBER 5, 2004 TO OCTOBER 2, 2004
    ---------------------------------------------------------


Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                   /s/ Felton E. Parrish
                                   -------------------------
                                   Attorney for Debtor
Dated:    Atlanta, GA
          November 1, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER FACTORY STORES, INC.)    Case No. 04-10993
                              )
        Debtor.               )    Judge Drake
                              )
------------------------------


          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
    FOR THE PERIOD FROM SEPTEMBER 5, 2004 TO OCTOBER 2, 2004
    --------------------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $50,000

The above amount is provided for the purpose of calculating the US Trustee fee. This amount consists of the total of the Debtor's cost of goods sold, selling, general and administrative expenses, and capital expenditures for the reporting period ended
October 2, 2004.

As previously disclosed in the Dan River Factory Stores, Inc. Statement of Financial Affairs, the Debtor owns no assets and does not maintain a bank account. All disbursements for the Debtor's business are made by the Debtor's parent, Dan River Inc.

For additional information on the nature of the Debtor's operations and assets and liabilities, please refer to the Debtor's previously filed Statement of Financial Affairs.


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 1st day of November 2004.     /s/ Barry F. Shea
                                   -------------------------
                                   Barry F. Shea
                                   Executive Vice President-Chief
                                   Financial Officer

In re:    DAN RIVER FACTORY STORES, INC.
          Case No. 04-10993

                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                         October 2, 2004
                         (in thousands)

                             Assets
Due from parent                                   $    2,283
                                                  ==========

              Liabilities and Shareholder's Equity

Liabilities                                       $        -
Common stock                                               -
Paid-in capital                                        1,739
Retained earnings                                        544
                                                  ----------
                                                  $    2,283
                                                  ==========



                CONDENSED STATEMENT OF OPERATIONS
                           (UNAUDITED)

       For the Period September 5, 2004 to October 2, 2004
                         (in thousands)

Net sales                                         $     51
Cost of sales                                           26
                                                  --------
Gross profit                                            25
Selling, general and administrative expenses            24
                                                  --------
Net income                                        $      1
                                                  ========

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INTERNATIONAL LTD.  )    Case No. 04-10991
                              )
      Debtor.                 )    Judge Drake
                              )
------------------------------


          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
    FOR THE PERIOD FROM SEPTEMBER 5, 2004 TO OCTOBER 2, 2004
    --------------------------------------------------------



Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                   /s/ Felton E. Parrish
                                   --------------------------
                                   Attorney for Debtor

Dated:    Atlanta, GA
          November 1, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INTERNATIONAL LTD.  )    Case No. 04-10991
                              )
      Debtor.                 )    Judge Drake
                              )
------------------------------


          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
    FOR THE PERIOD FROM SEPTEMBER 5, 2004 TO OCTOBER 2, 2004
    --------------------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $155,000

The above amount is provided for the purpose of calculating the US Trustee fee. This amount consists of certain transfers to non-Debtor Affiliates made pursuant to the Order Authorizing the Debtor to (A) Maintain Existing Bank Accounts and Cash Management System, (B) Continue Use of Existing Business Forms, and (C) Continue Use of Existing Investment Guidelines. All such disbursements were made on behalf of Dan River International Ltd. by Dan River Inc. The Debtor has no operations and its sole asset is its investment in foreign (non-debtor) subsidiaries.
For additional information, please refer to the Debtor's previously filed Statement of Financial Affairs.



I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 1st day of November 2004.     /s/ Barry F. Shea
                                   -----------------------
                                   Barry F. Shea
                                   Executive Vice President-Chief
                                   Financial Officer

In re:    DAN RIVER INTERNATIONAL LTD.
          Case No. 04-10991


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                         October 2, 2004
                         (in thousands)


                      Assets

Investment in subsidiaries                          $  6,330
                                                     =======


       Liabilities and Shareholder's Equity

Liabilities:
  Due to parent                                     $ 19,727

Shareholder's equity:
  Capital stock                                            -
  Accumulated deficit                                (13,397)
                                                    --------
                                                    $  6,330
                                                    ========